                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                Vyrex Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                                VYREX CORPORATION
                            2159 Avenida de la Playa
                               La Jolla, CA 92037
                                 (858) 454-4446


April 30, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders, which will be held on Monday, June 11th, 2001 at 10:00 a.m., at the offices of Vyrex Corporation, 2159 Avenida de la Playa, La Jolla, California 92037.

     The enclosed materials include a copy of our 2000 10-KSB, the Proxy Statement and a proxy card. After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy card in the prepaid envelope addressed to Chase/Mellon Stockholder Services, our agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON.

     The Board of Directors and Management look forward to seeing you at the meeting.

                                         Sincerely yours,


                                         /s/ G. Dale Garlow
                                         --------------------------
                                         G. Dale Garlow
                                         President and Chief Executive Officer

                                VYREX CORPORATION

                                 ---------------

                    Notice of Annual Meeting of Stockholders
                            to be held June 11, 2001

                                 ---------------

     The Annual Meeting of Stockholders of Vyrex Corporation (the "Company") will be held at Vyrex Corporate Offices at 2159 Avenida de la Playa, La Jolla, California 92037 on Monday, June 11th, 2001 at 10:00 a.m., for the following purposes:

     1. To elect five directors to the Board.

     2. To ratify the selection of J. H. Cohn LLP as the Company's independent auditors.

     3. To approve an increase in the number of shares reserved for the Company's 1993 Stock Option Plan by one million (1,000,000) shares.

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     The Board of Directors has fixed the close of business on April 30, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 2159 Avenida de la Playa, La Jolla, California, 92037 for ten days prior to the meeting.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.

                                        By order of the Board of Directors,


                                        /s/ G. Dale Garlow
                                        -------------------------
                                        G. Dale Garlow
                                        President and Chief Executive Officer


April 30,  2001

                                VYREX CORPORATION

                               -------------------

                                 PROXY STATEMENT

                               -------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Vyrex Corporation, a Nevada corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at Vyrex Corporate Office, 2159 Avenida de la Playa, La Jolla, California, 92037 at 10:00 a.m. on June 11, 2001, and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot or the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for director listed in this Proxy Statement, FOR the approval of J. H. Cohn LLP as independent auditors described in the Notice of Annual Meeting and in this Proxy Statement and FOR approval of increase in the Authorized Issuance Pursuant to the 1993 Stock Option Plan by one million (1,000,000) shares described in the Notice of Annual Meeting and in this Proxy Statement. This Proxy Statement and the accompanying proxy and annual report are first being mailed to Stockholders on or about May 11, 2001.

RECORD DATE AND SHARES OUTSTANDING

     Stockholders of record at the close of business on April 30, 2001 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 8,342,867 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from the Company by contacting G. Dale Garlow at Vyrex Corporation, (858) 454-4446. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 25, 2001.

QUORUM, ABSTENTION, BROKER NON-VOTES

     Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each matter. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the record date. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

VOTING

     Every stockholder voting at the election of directors may cumulate such stockholders votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes unless the candidates name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's vote. There are no rights which will accrue to stockholders dissenting in any matter known to the Company to be raised at the Annual Meeting.

SOLICITATION

     The Company is soliciting the enclosed Proxy and the expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees or the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Compan's Common Stock.


                                    IMPORTANT

     PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's articles of Incorporation provide for a classified Board of Directors designated as Class I, Class II and Class III. After the initial term of office of each class, each class shall have a term of three years. At each annual meeting of stockholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a three-year term. While the Company is a Nevada corporation, it is currently classified as a pseudo-foreign corporation under California law based on the number of outstanding securities held of record by persons with addresses in California and the nature of its property, payroll and sales. Therefore, certain provisions of the California General Corporation Law are applicable to the Company, including that it cannot have a classified board of directors until it either (i) is listed on the New York or American Stock Exchange or on the National Market System of the Nasdaq Stock Market and has 800 stockholders, or (ii) is no longer a pseudo-foreign corporation pursuant to California law.

     A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. The five nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum. The term of office of each person elected to be a director will continue until the next annual meeting of stockholders, or until a successor has been elected and qualified.

     Each of the nominees has been nominated as a director by the Company's Board of Directors. In the event any of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the balance of those named and such other nominees as the Board of Directors may select. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

     Set forth below is information regarding the nominees including their principal occupations at present and for the past five years, certain directorships held by each, their ages as of April 30, 2001, and the year in which each became a director of the Company.

                                        NAME AND PRINCIPAL OCCUPATION AT PRESENT                           DIRECTOR
                                        AND FOR THE PAST FIVE YEARS; DIRECTORSHIPS                         SINCE      AGE
                                        ------------------------------------------                         -----      ---
Sheldon S. Hendler, Ph.D., M.D          Chairman of the Board and Director of Scientific Affairs            1991       64
                                        since 2000. Previous Chief Executive Officer of the Company.
                                        Dr. Hendler was a founder of the Company and has served as
                                        Chairman of the Board of Directors since its inception in
                                        1991. Dr. Hendler has written books on human aging and has published widely in biochemistry, virology, immunology,
                                        nutrition and cancer. Dr. Hendler is an inventor on several patents. Dr. Hendler is Clinical Professor of Medicine in
                                        the School of Medicine at the University of California, San
                                        Diego and an Attending Physician at Mercy Hospital and
                                        Medical Center in San Diego. He received his Ph.D. in
                                        Biochemistry from Columbia University and his M.D. from the
                                        University of California, San Diego.

G. Dale Garlow                          President and Chief Executive Officer. Mr. Garlow has 35            2000      59
                                        years of experience in the pharmaceutical and biotech
                                        industry. He comes from Integra, LLC a company involved in the sales and marketing of pharmaceuticals, over-the-counter products, nutritionals, and medical devices. He currently
                                        serves on the Board of Directors of Nucleic Assays
                                        Corporation and DNA Technologies. Prior key executive
                                        positions include; President and CEO of FHC Corporation,
                                        President and CEO of Whiteworth/Towne Paulsen, and Regional
                                        Director of Administration and Distribution

Richard G. McKee, Jr.                   Managing General Partner of Dynamic Value Partners, Ltd., a         2000      44
                                        Florida investment partnership specializing in small-cap
                                        stocks. Previously he served as a director and portfolio
                                        manager at Fundamental Management Corporation in Miami,
                                        Florida and as Vice President of First Equity Corporation of
                                        Florida, a regional investment banking firm.Managing
                                        General Partner of Dynamic Value Partners, Ltd., a
                                        Florida investment partnership specializing in small-cap
                                        stocks. Previously he served as a director and portfolio
                                        manager at Fundamental Management Corporation in Miami,
                                        Florida and as Vice President of First Equity Corporation of
                                        Florida, a regional investment banking firm.


                                       -3-

Laurie A. Robinson                      CEO and part owner of the Robinson Value Group Inc., an             2000      44
                                        investment management business. Previously she served as a
                                        Psychotherapist in Private Practice in Santa Barbara,
                                        California, an advertising executive for Media Graphics,
                                        created and managed a line of women's accessories, author of
                                        'Model Answers', and as a television journalist on Prime
                                        Time Live, Johannesburg, South Africa.

Tom K. Larson, Jr.                      Previous Vice President, Finance and Administration and CFO         2000      65
                                        of Inamed Corporation, a global surgical and medical device company. Previous positions included Vice President, Finance and CFO of a privately held specialty bed manufacturer, Vice
                                        President, Finance and CFO Revell Corporation, and held a
                                        number of key executive financial and administrative
                                        positions at Xerox Corporation. In addition he was an Equity
                                        Owner and Operation Officer of four separate corporations
                                        and is experienced in turnaround situations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED ABOVE.

BOARD OF DIRECTOR MEETINGS

     The Board of Directors held four meetings during the year ended December 31, 2000.

COMMITTEES

     The company does not currently maintain standing audit, nominating or compensation committees.

COMPENSATION OF DIRECTORS

     Outside directors of the Company will receive stock options for their services as directors. Directors are reimbursed for their expenses for each meeting attended.

     No non-employee directors received stock options during 2000.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of March 1, 2001 as to shares of Common Stock beneficially owned by (i) each of the Company's directors and nominees for director, (ii) the Company's executive officers named in the Summary Compensation Table set forth herein, (iii) the Company's directors and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished to or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such options or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

NAME AND ADDRESS OF                        NUMBER OF              PERCENT
  BENEFICIAL OWNER                         SHARES                 OF CLASS
-------------------                       ----------              --------
Sheldon S. Hendler, Ph.D., M.D. (1)       1,640,251                  19.7%
2159 Avenida de la Playa
La Jolla, CA 92037

G. Dale Garlow (2)                          216,458                   2.6%

Richard G. McKee, Jr. (3)(4)                276,734                   3.3%

Tom K. Larson, Jr. (5)                       10,000                   0.1%

Directors and Executive Officers
as a Group (4) persons)                   2,143,443                  25.7%

1.   Includes options to purchase 91,250 shares of common stock.
2.   Includes options to purchase 65,625 shares of common stock.
3. Became a member of the Board of Directors January 11, 2000 to fill a vacancy.
4. Includes 10,000 shares beneficially owned by Wendy J. McKee and voting rights of 75,973 shares controlled by Dynamic Value Partners, Ltd.
5. Became a member of the Board of Directors December 8, 2000 to fill a vacancy.

There are no arrangements known to the Company which may result in a change of control.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation for services to the Company in all capacities for the fiscal year ended December 31, 2000, by those persons who were, respectively, at December 31, 2000 the Company's Chairman and the Company's Chief Executive Officer (the "Named Officers").

                                                  SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                                  ANNUAL COMPENSATION              COMP.
                                                  ------------------------------------------      AWARDS
                                                                                               -------------
                                                                   OTHER     RESTRICTED       SECURITIES
                                                                  ANNUAL       STOCK          UNDERLYING     LTIP     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR     SALARY ($)  BONUS ($)        COMP.       AWARDS         OPTIONS (#)    PAYOUTS    COMP.
---------------------------  ----     ----------  ---------       ------     ----------       -----------    -------  ---------
Sheldon S. Hendler           2000        --          --             --           --               --          --       --
Chairman                     1999    $226,013(2)     --             --           --               --          --       --
                             1998    $235,529(1)  $50,562           --           --               --          --       --

G. Dale Garlow               2000        --          --             --           --             350,000       --       --
Chief Executive Officer


(1) Consists of amounts contributed to the individua's 401(k) plan by the Company.
(2)  Consists of deferred pay. All deferred pay was forgiven January 11th 2000.

PENSION AND LONG-TERM INCENTIVE PLANS

     The Company has no pension or long-term incentive plans.



                                  STOCK OPTIONS

     The following tables summarize option grants to and exercises by the Company's Chief Executive Officer and the Named Officers during fiscal 2000. The Company does not grant Stock Appreciation Rights.

                                               OPTION GRANTS IN FISCAL YEAR 2000

                                                                   INDIVIDUAL GRANTS
                                 ---------------------------------------------------------------------------------
                                    NUMBER OF                  % OF
                                   SECURITIES              TOTAL OPTIONS            EXERCISE
                                   UNDERLYING               GRANTED TO               OR BASE
                                     OPTIONS               EMPLOYEES IN               PRICE            EXPIRATION
NAME                              GRANTED (#)               FISCAL YEAR               ($/SH)                DATE
----                              -----------               -----------               ------           ----------
G. Dale Garlow.................    350,000(1)                  100%                    $0.37            5/15/2010
Chief Executive Officer


(1) Options vest 1/48 per month over 48 months, with 3/48 vesting after the first 90 day period of employment. The exercise price is based on the fair market value on the date the options were granted.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

The following table sets forth information concerning exercise of options and the fiscal year end option values during the fiscal year 2000, with respect to the Company's Chief Executive Officer and each of the named officers.

                                         VALUE
                                        REALIZED
                                        MARKET
                                        PRICE AT
                                        EXERCISE         NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                          SHARES         LESS           OPTIONS/SAR'S AT FISCAL        IN-THE-MONEY OPTIONS/SAR'S
                        ACQUIRED ON     EXERCISE             YEAR-END (#)               AT FISCAL YEAR-END ($)
NAME                    EXERCISE (#)    PRICE ($)    EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                    ------------    ---------    -----------     -------------    -----------   -------------
Sheldon Hendler              0             0             91,250            38,750         0                 0
G. Dale Garlow               0             0             65,625           284,375         0                 0


EMPLOYMENT AGREEMENTS

     The Company does not have any active employment agreements at this time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2000 the Board was reconstituted and is now comprised of Sheldon S. Hendler Ph.D., M.D., as Chairman, G. Dale Garlow, Richard G. McKee, Jr., Laurie
A. Robinson and Tom K. Larson, Jr. as directors.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied in 2000. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of J. H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, subject to ratification by the stockholders. Representatives of J. H. Cohn LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed to the Company by J. H. Cohn LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the company's Quarterly Reports on Form 10-QSB for that fiscal year were $14,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by J. H. Cohn LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     The aggregate fees billed by J. H. Cohn LLP for services rendered to the Company, other than the services described above under "Audit Fees", for the fiscal year ended December 31, 2000 were $5,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

REPORT OF THE BOARD OF DIRECTORS

     Since there is not an audit committee of the Board of Directors, the entire Board conducts the functions of an audit committee. As such, the Board reviews and evaluates the Company's audited financial statements and monitors and oversees the Company's internal control system, its accounting and financial reporting process, its audit function and its compliance with applicable laws and regulations.

     The Board has reviewed and discussed the financial statements with management and has discussed with the independent accountants matters required to be discusses by Statement on Auditing Standards No. 61, Communications with Audit Committees.

     The Board has also received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     Based upon the Board's discussions and reviews described above, the Board consents to the inclusion of the audited financial statements in the Compan's Annual Report on Form 10-KSB for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                   PROPOSAL 3

 INCREASE THE AUTHORIZED ISSUANCE PURSUANT TO THE 1993 STOCK OPTION PLAN BY ONE
                           MILLION (1,000,000) SHARES

     In November of 1993, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1993 Stock Option Plan (the "1993 Plan"), which provides for the authorized issuance of Incentive Stock Options as described in Section 422A of the Internal Revenue Code to key management and employees to those individuals responsible for the management, growth and financial success of the Company. The 1993 Plan also provides for the authorized issuance of Nonqualified Stock Options which are not intended to qualify under any provisions of the Internal Revenue Code to provide incentives to eligible employees, officers, directors, and consultants whose present and potential contributions are important to the continued success of the Company, and to afford those individuals the opportunity to acquire a proprietary interest in the Company and enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. The number of shares initially authorized for issuance under the 1993 Plan was 1,875,000. In October, 1995, the shareholders approved an increase in the number of shares authorized for issuance under the 1993 Plan of 1,000,000 shares so that a total of 2,875,000 shares are currently authorized for issuance under the 1993 Plan.

     In an effort to conserve cash, the Board of Directors has determined that it is in the best interest of the Company to offer options under the 1993 Plan to its officers, directors, employees and consultants in lieu of, or as a supplement for cash compensation. Options to purchase a total of 2,180,259 shares are currently outstanding under the 1993 Plan and the remaining balance of 694,471 shares is not sufficient to meet the anticipated compensation requirements of the Company. The Board has therefore approved a resolution increasing the authorized shares pursuant to the 1993 Plan to 3,875,000, an increase of 1,000,000 shares, to ensure that the Company can continue to grant stock options to officers, directors, employees and consultants in amounts deemed necessary by the Board of Directors and the Compensation Committee.

     Stockholders are requested in this Proposal to approve an increase in the authorized number of shares pursuant to the 1993 Stock Option Plan by 1,000,000 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

                              STOCKHOLDER PROPOSALS

     NO STOCKHOLDER PROPOSALS WERE RECEIVED.

    DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Under Regulation Section 240.14a-8 adopted pursuant to Section 14(a) of the securities Exchange Act of 1934, stockholders who intend to submit proposals at the 2002 Annual Meeting must submit such proposals to the Company no later than January 31, 2002 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board in connection with that meeting. If the 2002 annual meeting is held on a date which is not within 30 days of June 12, then such proposals must be submitted a reasonable time before the Company begins to print and mail its proxy materials If a stockholder wishes to have a proposal considered at the 2002 Annual Meeting but does not utilize the process set forth in Regulation Section 240.14a-8, a stockholder proposal is not timely unless delivered to or mailed to the Secretary of the Company and received at the executive office of the Company no later than March 28, 2002


                                  ANNUAL REPORT

     The Company's Annual Report which includes audited statements for the Company's fiscal year ended December 31, 2000, is being mailed with this Proxy Statement to stockholders of record on or about May 11, 2001. Any stockholder may request a copy of the Company's 2000 Form 10-KSB by writing to G. Dale Garlow, President and CEO, Vyrex Corporation, 2159 Avenida de la Playa, La Jolla, CA 92037.

 .
                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

     Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

                                  By order of the Board of Directors.


                                  /s/ G. Dale Garlow
                                  ------------------------------
                                  G. Dale Garlow
                                  President and Chief Executive Officer

                                VYREX CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all other proxies previously given, hereby appoints Sheldon S. Hendler and Dale Garlow, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, all the shares of common stock of Vyrex Corporation held of record by the undersigned on April 30, 2001 at the Annual Meeting of Stockholders to be held on June 11, 2001 or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERTY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL VOTE ON THESE MATTERS AS THE PROXIES NAMED HEREIN MAY DETERMINE IN THEIR SOLE DISCRETION.

                (Continued and to be signed on the reverse side)



--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.


                                                              Please mark
                                                              your vote as  [X]
                                                              indicated in
                                                              this example

1. ELECTION OF FIVE DIRECTORS:  G. DALE GARLOW, SHELDON S. HENDLER, PH.D., M.D.,
                                RICHARD G. MCKEE, JR., LAURIE A. ROBINSON,
                                TOM K. LARSON, JR.

FOR all nominees           WITHHOLD
listed (except as          AUTHORITY
indicated to the right)    to vote for all
                           nominees listed
  [ ]                          [ ]

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


         --------------------------------------------------------------

2. PROPOSAL TO RATIFY THE SELECTION OF J.H. COHN LLP AS THE
   COMPANY'S INDEPENDENT AUDITORS OF THE COMPANY.

               FOR           AGAINST           ABSTAIN
               [ ]             [ ]              [ ]


2. PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR THE COMPANY'S 1993 STOCK OPTION PLAN BY ONE MILLION (1,000,000) SHARES.

               FOR           AGAINST           ABSTAIN
               [ ]             [ ]              [ ]

To transact such other business as may properly come before the Annual Meeting.

Receipt of the Vyrex Corporation Proxy Statement and 10-KSB for the year ended December 31,2000 is hereby acknowledged. Please vote my shares on the face of this proxy.

When shares are hold by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature(s)                    Signature(s)                      Date    , 2001
            --------------------            ----------------------    ----
        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.